UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2013 (September 10, 2013)

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On September 10, 2013, Unilife Corporation (“Unilife”) issued a press release announcing the financial results for the three months and fiscal year ended June 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1.

During a conference call held at 4:30 p.m. U.S. Eastern Daylight Time on September 10, 2013, Unilife’s Chief Executive Officer discussed the Company’s results for the three months and fiscal year ended June 30, 2013 and an update on its businesses. The slide presentation for the conference call is attached hereto as Exhibit 99.2.

Item 7.01	Regulation FD Disclosure

See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated September 10, 2013.

99.2	Slide presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: September 11, 2013	By:	/s/ Alan Shortall
Alan Shortall Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated September 10, 2013.

99.2	Slide presentation.